UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 24, 2022

YCQH AGRICULTURAL TECHNOLOGY CO. LTD

(Exact name of registrant as specified in its charter)

Nevada	333-252500	61-1948707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1408, North District, Libao Building, Kehua North Road No. 62,

Wuhou District, Chengdu, Sichuan Province, China 610042.

(Address of principal executive offices & zip code)

(+86) 13981161812

(Registrants’ telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 Changes in Registrant’s Certifying Accountant

(a) Resignation of Previous Independent Registered Public Accounting Firm.

On January 24, 2022 the Board of Directors of YCQH Agricultural Technology Co. Ltd. (the “Company”) approved the dismissal of Audit Alliance LLP (“AA”) as the independent registered public accounting firm of the Company, effective immediately.

The auditors’ reports of AA on the financial statements of the Company for the fiscal years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that its reports contained a going concern qualification as to the Company’s ability to continue.

During the two fiscal years ended December 31, 2020 and 2019 and subsequent interim period preceding such resignation, there were no (i) disagreements with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report, or (ii) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided AA with a copy of the disclosures in this Current Report and the Company requested a letter from AA addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is attached as an exhibit to this Current Report.

(b) Engagement of New Independent Registered Public Accounting Firm.

On January 24, 2022, concurrent with the dismissal of AA, the Company, upon the Board of Directors’ approval, appoint Onestop Assurance PAC (“OA”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

During the Company’s two most recent fiscal years ended December 31, 2020 and 2019, and the subsequent interim period through December 20, 2021, neither the Company nor anyone acting on its behalf consulted with OA with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company and its subsidiaries, and no written report or oral advice was provided by OA to the Company that OA concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

16.1	Audit Alliance LLP Letter

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

YCQH AGRICULTURAL TECHNOLOGY CO. LTD
(Name of Registrant)

Date: January 24, 2022

	By:	/s/ Wang Min
	Name:	Wang Min
	Title:	President, Secretary, Treasurer, Director